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                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of the Annual Report on Form 10-K for the fiscal quarter ended December 28, 2002 (the Report) by Cerner Corporation (the Company), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Marc G. Naughton
                                    ----------------------------------------
                                    Marc G. Naughton, Senior Vice President,
                                    Treasurer and Chief Financial Officer

                                    March 11, 2003